UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):    August 11, 2023
BENSON HILL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39835	85-3374823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1001 North Warson Rd.
St. Louis, Missouri 63132
(Address of principal executive offices)
(314) 222-8218
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.0001 par value	BHIL	The New York Stock Exchange
Warrants exercisable for one share of common stock at an exercise price of $11.50	BHIL WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
Benson Hill, Inc. (the “Company”) held its Annual Meeting of Stockholders on August 11, 2023 (the “Annual Meeting”). At the Annual Meeting, there were present, in person or by proxy, 148,044,779 shares of the Company’s common stock or approximately 71% of the total outstanding shares entitled to vote at the Annual Meeting, which constituted a quorum for the transaction of business. At the Annual Meeting, stockholders present voted on the following proposal and cast their votes as described below.
Proposal No. 1    Election of Directors.
The Company’s stockholders elected all of the director nominees to the Company’s Board of Directors, to serve until the Company’s next annual meeting of stockholders or until their respective successors are duly elected and qualified.

Nominees	For	Against	Abstain	Broker Non-Votes
Adrienne Elsner	103,215,711	593,352	50,231	44,185,485
DeAnn Brunts	98,946,492	4,861,594	51,208	44,185,485
J. Stephan Dolezalek	92,692,946	11,102,625	63,723	44,185,485
Daniel Jacobi	102,208,675	1,589,333	61,286	44,185,485
David J. Lee	103,245,510	549,710	64,074	44,185,485
Richard Mack	103,359,797	447,793	51,704	44,185,485
Molly Montgomery	102,176,117	1,632,267	50,910	44,185,485
Craig Rohr	101,943,322	612,500	1,303,472	44,185,485
Linda Whitley-Taylor	96,627,520	7,178,930	52,844	44,185,485

Proposal No. 2    Ratification of Appointment of Independent Registered Public Accounting Firm.
The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2023.

For	Against	Abstain
145,288,522	1,295,963	1,460,294

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENSON HILL, INC.

By:	/s/ Dean Freeman
Dean Freeman
Chief Financial Officer
Date: August 15, 2023